SHARE BASED COMPENSATION AND BENEFIT PLANS	12 Months Ended
Dec. 31, 2018
SHARE BASED COMPENSATION AND BENEFIT PLANS [Abstract]
SHARE BASED COMPENSATION AND BENEFIT PLANS
NOTE 14 – SHARE BASED COMPENSATION AND BENEFIT PLANS

We maintain share based payment plans that include a non-employee director stock purchase plan and a long-term incentive plan that permits the issuance of share based compensation, including stock options and non-vested share awards. The long-term incentive plan, which is shareholder approved, permits the grant of additional share based awards for up to 0.5 million shares of common stock as of December 31, 2018. The non-employee director stock purchase plan permits the grant of additional share based payments for up to 0.2 million shares of common stock as of December 31, 2018. Share based awards and payments are measured at fair value at the date of grant and are expensed over the requisite service period. Common shares issued upon exercise of stock options come from currently authorized but unissued shares.

During 2018, 2017 and 2016 pursuant to our long-term incentive plan, we granted 0.05 million, 0.05 million and 0.10 million shares, respectively of restricted stock and 0.02 million, 0.02 million and 0.05 million performance stock units (‘‘PSUs’’), respectively to certain officers. Except for 0.002 million shares of restricted stock issued in 2018 that vest ratably over three years, shares of restricted stock issued during 2018 and 2017 cliff vest after a period of three years and the shares of restricted stock issued during 2016 cliff vest after periods ranging from one to four years. The PSUs issued during 2018 and 2017 cliff vest after a period of three years and the PSUs issued during 2016 cliff vest after periods ranging from three to five years. The performance feature of the PSUs is based on a comparison of our total shareholder return over the vesting period starting on the grant date to the total shareholder return over that period for a banking index of our peers.

Our directors may elect to receive at least a portion of their quarterly cash retainer fees in the form of common stock (either on a current basis or on a deferred basis) pursuant to the non-employee director stock purchase plan referenced above. Shares equal in value to that portion of each director’s fees that he or she has elected to receive in stock are issued each quarter and vest immediately. We issued 0.01 million shares to directors during each of the years ending 2018, 2017 and 2016 and expensed their value during those same periods.

As noted in the table below, we issued 0.19 million stock options pursuant to the Agreement and Plan of Merger with TCSB (the “Merger Agreement”) (see note #26) to replace outstanding TCSB stock options. As these replacement stock options were fully vested at the date of acquisition, the fair value of these stock options is considered a component of the purchase price and does not result in any share based compensation expense.

Total compensation expense recognized for grants pursuant to our long-term incentive plan was $1.5 million,

$1.6 million and $1.5 million in 2018, 2017 and 2016, respectively. The corresponding tax benefit relating to this expense was $0.3 million, $0.6 million and $0.5 million in 2018, 2017 and 2016, respectively. Total expense recognized for non-employee director share based payments was $0.2 million, $0.2 million and $0.1 million in 2018, 2017 and 2016, respectively. The corresponding tax benefit relating to this expense was $0.04 million, $0.06 million and $0.04 million in 2018, 2017 and 2016, respectively.

At December 31, 2018, the total expected compensation cost related to non-vested restricted stock and PSUs not yet recognized was $2.0 million. The weighted-average period over which this amount will be recognized is 1.8 years.

A summary of outstanding stock option grants and related transactions follows:

	Number of Shares	Average Exercise Price	Weighted- Average Remaining Contractual Term (Years)	Aggregated Intrinsic Value
				(In thousands)
Outstanding at January 1, 2018	176,055	$5.24
Issued for acquistion of TCSB (see note #26)	187,915	9.94
Exercised	(152,549)	9.31
Forfeited	-
Expired	-
Outstanding at December 31, 2018	211,421	$6.48	4.70	$3,076

Vested and expected to vest at December 31, 2018	211,421	$6.48	4.70	$3,076
Exercisable at December 31, 2018	211,421	$6.48	4.70	$3,076

A summary of outstanding non-vested stock and related transactions follows:

	Number of Shares	Weighted- Average Grant Date Fair Value
Outstanding at January 1, 2018	290,527	$15.88
Granted	73,406	23.62
Vested	(96,255)	13.17
Forfeited	(9,259)	18.33
Outstanding at December 31, 2018	258,419	$19.00

A summary of weighted-average assumptions used in the Black-Scholes option pricing model for the issue of stock options relating to the acquisition of TCSB (see note #26) during the second quarter of 2018 follows:

2018
Expected dividend yield	2.72%
Risk-free interest rate	2.40
Expected life (in years)	3.14
Expected volatility	45.99%
Per share weighted-average grant date fair value	$13.25

Pursuant to the terms of the Merger Agreement, these stock options were issued at an exercise price consistent with the terms of the stock options they replaced resulting in the issuance of stock options with an exercise price less than the current value of our common stock which increases the issue date fair value of the stock options.

The risk-free interest rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant. The expected life was obtained using a simplified method that, in general, averaged the vesting term and original contractual term of the stock option. This method was used as relevant historical data of actual exercise activity was very limited. The expected volatility was based on historical volatility of our common stock.

Certain information regarding options exercised during the periods ending December 31 follows:

	2018	2017	2016
	(In thousands)
Intrinsic value	$2,333	$623	$254
Cash proceeds received	$1,420	$142	$85
Tax benefit realized	$490	$218	$89

We maintain 401(k) and employee stock ownership plans covering substantially all of our full-time employees. During 2018, 2017 and 2016, we matched 50% of employee contributions to the 401(k) plan up to a maximum of 8%, 6% and 6% of participating employees’ eligible wages, respectively. Contributions to the employee stock ownership plan are determined annually and require approval of our Board of Directors. The maximum contribution is 6% of employees’ eligible wages. Contributions to the employee stock ownership plan were 2% for 2018, 2017 and 2016. Amounts expensed for these retirement plans were $2.3 million, $1.6 million, and $1.4 million in 2018, 2017 and 2016, respectively.

Our employees participate in various performance-based compensation plans. Amounts expensed for all incentive plans totaled $9.8 million, $8.0 million and $6.2 million, in 2018, 2017 and 2016, respectively.

We also provide certain health care and life insurance programs to substantially all full-time employees. Amounts expensed for these programs totaled $5.2 million, $4.0 million and $3.5 million in 2018, 2017 and 2016 respectively. These insurance programs are also available to retired employees at their own expense.